ORIENT PAPER INC. (OTCBB- ORPN)
Investor Presentation





November 2009

ORPN ORIENT PAPER INC.

ORPN
TICKER SYMBOL
Listed on the OTCBB

Safe Harbor Statement

CAUTIONARY STATEMENT REGARDING FORWARD - LOOKING STATEMENTS

This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include, but are not limited to, increasing market demand for paper products, acceptance of new products by the market, our ability to protect intellectual property, government regulations, and cost of raw materials. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or achievements.

Equity Snapshot

Ticker:	ORPN
Price (11/11/09):	$7.70
Market Cap:	$112.3 mil
Revenues (ttm):	$86.7 mil
Net Income (ttm):	$12.3 mil
Diluted shares outstanding(11/11/09)	14.6 mil
Diluted EPS (ttm):	$1.08
P/E Ratio (ttm):	7.13x

Investment Highlights

- Rapidly growing paper manufacturer located in China's printing hub
- Strong market demand and increasing paper consumption in China
- Solid raw material procurement network and eco-friendly approach
- Commitment to constant capital expenditure on capacity expansion
- Strong focus on technology and market-oriented R&D capability
- Diversified product portfolio and customer base
- Enhanced corp. governance to prepare for senior exchange listing

Corporate Overview



- **Orient Paper Inc,** through its wholly owned subsidiaries, controls and operates Hebei Baoding Orient Paper Milling Co., Ltd ("HBOP") located in Baoding City, Hebei Province, PRC. HBOP is approximately 60 miles south of Beijing and Tianjin
- HBOP was founded in 1996
- Major products: White Printing Paper (offset paper and writing paper) and Brown Paper (corrugating medium)
- Production is environmental friendly. It uses primarily recycled paper as its raw material
- Total number of employees: 600


Beijing
Hebei
Shanghai



ORPN

Corporate History



"Ever Expanding and Diversified Products"

2009	Completed the first financing transaction: a $5 million PIPE in October 2009, for the acquisition of a digital photo paper plant. Effected a 1-for-4 reverse stock split with a new ticker "OPRN"
2008	Expanded product portfolio by starting producing writing paper with an annual production of 20,000 tons in 2008 and 17,000 tons in 1H 2009
2007	Listed on OTCBB under the Ticker symbol 'OPAI' and as Orient Paper, Inc
2005	Built the fifth production line in the first base and #3200 paper-making machinery was purchased
2004	Acquired 9.6 acres of land in Baoding Xushui Technology Park for office buildings and additional facilities as the second base
2003	Built fourth production line and expanded the product portfolio to cultural paper production with annual production output to 80,000 tons
2003	Built a sewage processing system with 30,000 tons capacity in compliance with environmental protection regulations and obtained Pollution Discharge Permit
1999	Built third production line and increased annual production output to 40,000 tons
1998	Built second production line with annual production output hike to 15,000 tons
1996	Established Hebei Baoding Orient Paper Milling Company Limited (HBOP)

ORIENT ORPN

Recent Financing and Equity Restructuring

- **Equity Restructuring**

June 2009: Restructured PRC ownership structure to better comply with the PRC rules and regulations

August 2009: The remaining low-basis hangover shares held by the original shell shareholders were bought out by a group of institutional and accredited investors

Chairman and CEO Mr. Liu converted $4 million loan to OPAI into common shares at $0.83/share

November 2009: 1-for-4 reverse stock split effective, with the new ticker symbol "ORPN"

- **$5 Million PIPE Financing**

In October 2009, the Company issued 8.33 million shares of common stock (no warrants) in a $5 million PIPE led by Access America Investments and investors including RENN Capital Group and Pope Asset Management

Use of proceeds: Acquisition of digital photo paper equipment and working capital

Make good targets: Net income (subject to adjustments) at $10 million and $18 million for 2009 and 2010, respectively. Chairman and CEO Mr. Liu escrowed 3 million shares to protect the make good targets

$300,000 escrowed for the cost of additional IR work

Product Portfolio



Sales Revenue - By Products
Revenue (in millions)
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$0.5
$0.4
$5.6
$13.7
$19.4
$0.0
$14.7
$11.3
$11.1
$27.9
$1.8
$11.2
$17.2
$10.5
$30.0
Year 2007 Actual
Year 2008 Actual
Nine Months 2009
Other
Writing Paper
Mid-Grade Offset Paper
High-Grade Offset Paper
Corrugated Paper

Sales Volume Growth



Sales Volume Breakdown
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
Quantity Sold (Ton)
17,793
20,045
19,099
21,486
30,365
39,495
37,948
2,962
4,483
3,271
2,247
3,960
7,101
2,531
3,088
6,291
2,954
3,274
5,827
3,700
3,190
7,463
5,166
1,719
9,931
4,678
21,042
3,828
2008 Q1
2008 Q2
2008 Q3
2008 Q4
2009 Q1
2009 Q2
2009 Q3
High-Grade Offset
Medium Grade Offset
Corrugating Medium
Writing Paper

Product Analysis



Average Selling Price (RMB/Ton)
Price (RMB/Ton)
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
2008 Q1
2008 Q2
2008 Q3
2008 Q4
2009 Q1
2009 Q2
2009 Q3
High-Grade Offset
Medium Grade Offset
Corrugating Medium
Writing Paper



Gross Profit Margin - By Product*
Gross Profit Margin
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
17.16%
23.75%
23.93%
21.04%
18.37%
Corrugated Paper
High-Grade Offset Paper
Mid-Grade Offset Paper
Writing Paper
Average

*Nine months 2009, excluding business taxes and surcharges

Rapid Growth of China's Paper Industry



80.0
60.0
40.0
20.0
0.0
Unit in Million Tons
2000
2001
2002
2003
2004
2005
2006
2007
2008
Production Volume
Consumption Volume



Paper & Paper Boards Per Capita Consumption by Country
Year 2005
per Capita Consumption (Kg)
297.05
241.94
233.55
54.48
44.66
39.49
37.53
4.59
United States
Canada
Japan
World-Average
China
Brazil
Russian Federation
India

- From 2000-2008, paper production increased by 161.64% and consumption increased 121.96%. Annual growth rates of China's production and consumption of paper are 12.78% and 10.48%, respectively
- In 2008, China's consumption was 79.35 million tons, increased by 8.85% which surpassed the production growth rate of 8.57%. Consumption is estimated to grow at an annual growth rate of more than 10 percent

- Production of paper products is expected to reach 91.4 million tons in 2009 and over 100 million tons in 2010
- In 2005, China's per capita consumption of paper and paper boards were 44.66kg, representing a substantial room for growth as compared to the per capita consumption of 297.05kg in the U.S.

Source: China Paper Association, www.earthtrends.org and www.prlog.org

Eco-Friendly Producer with Stable Supply of Recycled Paper



70% of raw materials are eco-friendly recycled paper

Strategic location provides ease of access to primary raw materials

Lower transportation cost provides competitive cost advantage

Three major suppliers provide over 70% of our needs

Long term supply contracts with major suppliers ensure cost efficiency

One of the few paper manufacturers to have obtained pollution discharge permit in Hebei





Strong and Diversified Customer Base

- Strong customer services with long-term working relationships
- Close proximity to key customers provides competitive advantage and allows easy access to over 100 customers that consume approximately 15,000 tons of paper each day
- Customers are based in the greater-Beijing area, one of the largest paper-consumption metropolitan areas in China
- Total customers reached more than 130 in the nine months of 2009 with long-term relationships for the largest customers

Largest Customer	% of revenue in 2008
Beijing People's Fine Arts Publishing House	4.4%
Beijing Qiuhao Printing Company Limited	3.9%
Baoding Binghe Printing Company Limited	3.8%
Beijng Yutian Planet Books Company Limited	3.6%
Baoding Dadi Colour Printing Company Limited	3.6%
Baoding Xida Printing Company Limited	3.6%
Beijing Yuewei Cultural Development Company Limited	3.5%
Baoding Xinmin Printing Company Limited	3.0%
China Lucky Offset Group Integrated Services Company	3.0%
Baoding Huatai Printing Company Limited	2.9%
Total	35.2%

Research Initiatives



- **Orient Paper** employs top professionals for continued research and development
- Capability to produce other special paper products, such as plastic paper, graphic design paper, and digital photo paper
- Cooperative relationships with several research institutes, including the State Association of Light Industry, Shanghai Paper Processing Association, Research Institute of Beijing, Zhongtian Paper Group, and the Department of Technical Physics at Beijing University





Awards and Certifications

- In 2003, designated as a the "Special Target Protected Enterprise in Baoding City, by the Hebei Province
- ISO 9001:2000 Quality System Certification granted in 2004
- One of the few paper manufacturers in Hebei province to obtain Pollution Discharge Permit and a sewage processing system with 30,000 tons capacity in compliance with environmental protection regulations
- In 2006, formally became a member of China Import and Export Enterprises Association
- In 2007, awarded the right to import waste paper, issued Import Licence of the PRC for Automatic-Licensing Solid Wastes that can be used as raw materials by State Environmental Protection Administration


ISO 9000 REGISTERED FIRM
CIC


QUALITY SYSTEM CERTIFICATE

Growth Strategy

- Increase sales of high margin products
- Introduce new high-end products into the Chinese Market
- Strategic acquisitions
- Expand production capacity
- Increase brand awareness and develop customer loyalty
- Enhanced production efficiency to increase output

Digital Photo Paper Acquisition



- The Company is in the process of acquiring the equipment of a digital photo paper plant located in the same Xushui Technology Science Park as Orient Paper is in Baoding City, Hebei Province
- Estimated purchase price RMB 93 million (or $13.67 million)
- Mortgage loan assumable for RMB 60 million (or $8.82 million)
- Expected to begin production in January 2010

Photo Paper Guidance FY 2010	
Revenue	$13.0 million
Gross Margin	60%-65%
Net Income	$5.5 million







Experienced Management Team





- **Zhenyong Liu – Chairman of the Board and CEO**

  Chairman of the Board and CEO of Orient Paper Inc since 1996. Mr. Liu first became an entrepreneur in 1990 and previously ran several successful businesses. In 2005, Mr. Liu was elected as a Representative from Hebei Province in the National People's Congress. Mr. Liu graduated from the Department of Economics and Management of Hebei University of Economics and Trade and the EMBA program of Guanghua Management School in Beijing University.



- **Winston Yen – Chief Financial Officer**

  Joined Orient Paper Inc. as Chief Financial Officer in May 2009. Before joining the Company, he has worked in the public accounting industry in Los Angeles area since 1994 and became partner of local accounting firms since 2001. Prior to 2001, he was a manager and supervising senior in several national firms, including CBIZ and Moss Adams, LLP. Mr. Yen is a licensed California CPA and received his Master's degree in Accounting Science from the University of Illinois at Urbana-Champaign in 1994.



- **Fulai Huang – General Engineer**

  Became the General Engineer since 1999 and received certification on environment monitoring in Baoding. From 1990 to 1998, Mr. Huang was with Beijing First Paper Mill, where he became the Deputy Director of Technology. Mr. Huang graduated from Tianjin University of Technology with a major in paper production in 1987.



- **Youtong Pan – Technical Manager**

  Joined the Technology Department of HBOP in 2004. He started his career in 1978 with Shijiazhuang Paper Factory worked there until 1981, when he took on the position of Workshop Director at Baoding Welfare Mill. In 2002, Mr. Pan became the Production Director of Baoding Mancheng Mill. Mr. Pan graduated from Tianjin University in 1976 with a major in paper production.



- **Yong Zhang – Director of Research and Development**

  Joined HBOP in 2003 and was put in charge of the Research and Development Department. From 1985 to 2000, Mr. Zhang was with Beijing First Paper Mill, where he became the Chief Manager of the Beijing Zhongtian Paper Group and was responsible for research and development of new technology. Mr. Zhang graduated from the Beijing Institute of Light Industry in 1985

Strong Revenue Growth


Revenue ($M)
$75.0
$60.0
$45.0
$30.0
$15.0
$-
CAGR = 42.2%
CAGR = 43.5%
$22.7
$30.6
$39.7
$65.2
$49.3
$70.8
2005
2006
2007
2008
9-Month 2008
9-Month 2009

Gross Profit


Gross Profit ($M)
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
CAGR = 45.4%
CAGR = 58.8%
$4.1
$5.3
$6.6
$12.6
$9.1
$14.4
2005
2006
2007
2008
9-Month 2008
9-Month 2009

Net Income Growth


Net Income ($M)
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$2.5
$3.2
$4.1
$8.8
$6.1
$9.6
CAGR = 52.12%
CAGR = 57.8%
2005
2006
2007
2008
9-Month 2008
9-Month 2009

Income Statement

	Three months ended September 30,		Year Ended December 31,	
	2009	2008	2008	2007
Revenues:				
Sales, net	$30,548,611	$18,256,309	$65,203,992	$39,707,431
Gross Profit	7,125,691	3,435,593	12,560,201	6,608,556
Income from Operations	6,634,015	3,204,477	12,232,376	6,465,444
Net Income	4,813,598	2,324,474	8,774,415	4,061,815
Basic and Diluted Earning per Share	0.41	0.21	0.20	0.10
Weighted Average Number of Shares Outstanding — Basic and Diluted	11,716,579*	11,275,497*	43,079,583	40,101,987

*Weighted average number of shares post 1-for-4 reverse stock split

Balance Sheet



	As of September 30, 2009	As of December 31, 2008
Current Assets:		
Cash and cash equivalents	$11,542,958	$3,234,419
Restricted cash	260,158	
Accounts receivable	2,781,415	1,425,899
Inventories	7,069,798	2,821,063
Total current assets	21,713,497	7,481,381
Total Assets	64,281,784	52,822,062
Total Liabilities	16,605,693	18,732,906
Total Liabilities and Stockholders' Equity	64,281,784	52,822,062

ORIENT ORPN

Investment Highlights

- Rapidly growing paper manufacturer located in China's printing hub
- Strong market demand and increasing paper consumption in China
- Solid raw material procurement network and eco-friendly approach
- Commitment to constant capital expenditure on capacity expansion
- Strong focus on technology and market-oriented R&D capability
- Diversified product portfolio and customer base
- Enhanced corp. governance to prepare for senior exchange listing

Contact Information

Orient Paper, Inc.

Winston Yen, Chief Financial Officer

Nansan Gongli, Nanhuan Rd,

Xushui County, Hebei Province, China

Phone: +1-562-818-3817 (Los Angeles)

info@orientalpapercorporation.com

www.orientalpapercorporation.com

CCG Investor Relations

Crocker Coulson, President

1325 Avenue of the Americas, Suite 2800

New York, NY 10019

Phone: (212) 245-1010

crocker.coulson@ccgir.com

www.ccgirasia.com

Legal Counsel: Sichenzia Ross Friedman Ference LLP

Auditor: BDO Limited, Hong Kong

Investor Presentation

Thank You





ORPN ORIENT PAPER INC.

ORPN
TICKER SYMBOL
Listed on the OTCBB